UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2016

ADAMA TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-53738	98-0552470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Director’s Row, Suite B Jackson, Tennessee 38301
(Address of principal executive offices)

Registrant's telephone number, including area code: (731) 203-5008

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 19, 2016, Adama Technologies Corp. (the “Company”) was notified by its certifying accountant Anton & Chia, LLP (“Anton”) that Anton had elected to resign as the Company’s certifying accountant and auditor. Anton asserts that its decision to resign is not the result of any disagreement with the Company or its management during the Company’s two most recent fiscal years or any subsequent interim period preceding the termination. In connection with the audits of the Company’s financial statements for the fiscal year ended December 31, 2015 and through the date of this Current Report, there were: (i) no disagreements with Anton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Anton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K. Anton, as our principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to our financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports of Anton, for the fiscal years ended December 31, 2015 and 2014 contained explanatory paragraphs in which they indicated conditions which raised substantial doubt about our ability to continue as a going concern.   Since the date of Anton’s resignation, the Company has filed quarterly reports with the SEC in which Anton had no involvement.

Anton provided to the Company a letter addressed to the Securities and Exchange Commission stating whether or not Anton agrees with the statements made herein. A copy of such letter, dated December 9 2016, furnished by Anton is filed as Exhibit 16.1 to this Form 8-K.

On December 2, 2016, the Company engaged PLS CPA, A Professional Corporation (“PLS”) to be its certifying accountant. During the Company’s recent fiscal year and through December 5, 2016, neither the Company nor anyone on its behalf consulted with PLS regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that PLS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1 Letter of Anton & Chia, LLP dated December 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 9, 2016

Adama Technologies Corp.

By: /s/ Eric Sills

Name: Eric Sills

Title: Chief Executive Officer